Exhibit 10.11

THIRD AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Third Amended and Restated Stockholders’ Agreement is made as of the 17th day of November, 2005 by and among ACHILLION PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), certain holders of Common Stock (as defined below) listed as Founders on the signature pages hereto (the “Founders”), the individuals listed as Common Stockholders on the signature pages hereto (the “Common Stockholders”), the individuals and entities listed as Investors on the signature pages hereto (collectively, the “Investors”, and, together with the Founders and the Common Stockholders, the “Stockholders”).

RECITALS

A. The Company, the Common Stockholders, the Series A Purchasers, the Series B Purchasers, the Series C Purchasers and the Series C-1 Purchaser are parties to that certain Second Amended and Restated Stockholders’ Agreement dated as of November 20, 2001, as amended by Amendment No. 1 dated February 4, 2002 and Amendment No. 2 dated November 24, 2004 (the “Prior Stockholders’ Agreement”).

B. The parties hereto desire to amend and restate the Prior Stockholders’ Agreement in its entirety as set forth herein to include the Series C-2 Purchasers and to make certain other changes.

In consideration of the mutual covenants set forth herein, the parties agree as follows:

1.	Definitions.

(a) “Advent International” shall mean, collectively, Advent Health Care & Life Sciences II Limited Partnership, Advent Health Care & Life Sciences II Beteilgung GmbH & Co. KG, Advent Partners HLS II Limited Partnership and Advent Partners Limited Partnership.

(b) “Atlas Venture” shall mean Atlas Venture Fund V, LP.

(c) “Bear Stearns” shall mean collectively, Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BSHI Members, L.L.C., Bear Stearns Health Innoventures Employee Fund, L.P. and BX, L.P.

(d) “Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

(e) “Holder” shall mean any holder of outstanding Shares.

(f) “IPO” shall mean the initial underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company.

(g) “Schroder Ventures” shall mean, collectively, Schroder Ventures International Life Sciences Fund II LP1, Schroder Ventures International Life Sciences Fund II LP2, Schroder Ventures International Life Sciences Fund II LP3, Schroder Ventures International Life Sciences Fund II Co-Investment Scheme, Schroder Ventures International Life Sciences Fund II Strategic Partners L.P. and Schroder Ventures Investments Limited.

(h) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, as shall be in effect at the time.

(i) “Series A Preferred Stock” shall mean the Company’s outstanding Series A Convertible Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(j) “Series B Preferred Stock” shall mean the Company’s outstanding Series B Convertible Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(k) “Series B-[x] Preferred Stock” shall mean any outstanding subseries of Series B Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(l) “Series C Preferred Stock” shall mean the Company’s outstanding Series C Convertible Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(m) “Series C-1 Preferred Stock” shall mean the Company’s outstanding Series C-1 Convertible Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(n) “Series C-2 Preferred Stock” shall mean the Company’s outstanding Series C-2 Convertible Preferred Stock, par value $0.01 per share, and any Common Stock acquired upon conversion thereof.

(o) “SGCP” shall mean SGC Partners I LLC.

(p) “Shares” shall mean all shares of capital stock of the Company held by the Stockholders, or any Permitted Transferees thereof, whether now owned or hereafter acquired.

(q) “Stock Purchase Agreement” shall mean that certain Series C-2 Convertible Preferred Stock Purchase Agreement by and between the Company and the Series C-2 Purchasers named in Exhibit A thereto, dated as of November 17, 2005, as such agreement may be amended from time to time.

2.	Restrictions on Transfers; Right of First Offer; Right of Co-Sale.

(a) Restrictions on Transfers. Except as provided in this Agreement, no Holder shall Transfer or otherwise dispose of any Shares owned by such Holder, or any interest therein, and any attempt by any Holder to effect a transfer in violation of this Section 2 shall be void and ineffective for all purposes. The words “Transfer” and “dispose” include the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in Shares, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession with respect to the Shares.

(b) Right of First Offer.

(i) If at any time an Investor (the “Offeror”) proposes to Transfer, whether voluntarily or involuntarily, any Shares to any person, the Offeror shall, before such Transfer, deliver to the other Investors (individually, a “Non-Selling Stockholder” and collectively, the “Non-Selling Stockholders”) an offer (the “First Offer”) to Transfer such Shares upon the terms set forth in this Section 2(c). The First Offer shall state that the Offeror proposes to Transfer Shares and specify the number of Shares (the “Offered Shares”) and the terms (including purchase price) of the proposed Transfer. The First Offer shall remain open and irrevocable for a period of five (5) business days (the “Acceptance Period”) from the date of its delivery.

(ii) Subject to Section 2(c)(iv), each Non-Selling Stockholder may accept the First Offer by delivering to the Offeror a notice within the Acceptance Period, which notice shall state the number (the “Accepted Number”) of Offered Shares such Non-Selling Stockholder desires to purchase. If the sum of all Accepted Numbers exceeds the number of Offered Shares, the Offered Shares shall be allocated among the Non-Selling Stockholders that delivered such notice pro rata in accordance with their Proportionate Percentages (as defined below); provided, however, that each Non-Selling Stockholder shall not be required to purchase more than his or its Accepted Number of Offered Shares and such purchase shall be on the same terms as those available to any proposed purchaser pursuant to this Section 2(c). For the purposes of this Section 2(c), “Proportionate Percentages” shall mean the pro rata percentage, as to each Non-Selling Stockholder, equal to the percentage figure which expresses the ratio between the number of shares of outstanding capital stock of the Company (calculated on an as-converted basis) owned by such Non-Selling Stockholder and the aggregate number of shares of outstanding capital stock of the Company (calculated on an as-converted basis) owned by all Non-Selling Stockholders.

(iii) The Transfer of Offered Shares to a Non-Selling Stockholder, to the extent such Non-Selling Stockholder has exercised its rights under this Section, shall be made on a business day, as designated by the Offeror, not less than 30 nor more than 60 days after expiration of the Acceptance Period on the terms and conditions specified in the First Offer.

(iv) If the number of Offered Shares exceeds the sum of those Offered Shares with respect to which the Non-Selling Stockholders exercised their rights under this Section 2(c), the First Offer shall be deemed to be withdrawn with respect to the Offered Shares for which the Non-Selling Stockholders did not exercise their rights under this Section 2(c) (the “Remaining Offered Shares”) and, subject to the provisions of Section 2(d) hereof, the Offeror may Transfer the Offered Shares on the terms, conditions and purchase price specified in the First Offer (which shall be the same terms, conditions and purchase price available to any Investor exercising rights pursuant to this Section) to any third party within 90 days after expiration of the Acceptance Period, so long as such third party agrees in writing to become a party hereto and be bound hereby.

If such Transfer is not made within such 90-day period, the restrictions provided for in Section 2(c) shall again become effective.

(c) Co-Sale Rights.

(i) Prior to making any Transfer of Shares (and subject to Section 2(c) hereof), each Stockholder shall give at least fifteen (15) days’ prior written notice (a “Sale Notice”) to all other Stockholders, which notice shall include the terms and conditions of such proposed Transfer, including the identity of each prospective transferee. Any Stockholder may within fifteen (15) business days of the receipt of the Sale Notice give written notice (each, a “Tag-Along Notice”) to such Stockholder who proposes to make a Transfer (the “Selling Stockholder”) that such Stockholder wishes to participate in such proposed Transfer and specifying the number of Shares that such Stockholder desires to include in such proposed Transfer.

(ii) If none of the Stockholders gives the Selling Stockholder a timely Tag-Along Notice with respect to the Transfer proposed in the Sale Notice, subject to compliance by such Selling Stockholder with the provisions of Section 2(c) hereof, the Selling Stockholder may transfer the Shares specified in the Sale Notice during the period specified in Section 2(c)(iv) above, on the terms and conditions set forth in the Sale Notice. If one or more Stockholders give the Selling Stockholder a timely Tag-Along Notice, then the Selling Stockholder shall use all reasonable efforts to cause each prospective transferee to agree to acquire all Shares identified in all Tag-Along Notices that are timely given to the Selling Stockholder, upon the same terms and conditions (including, without limitation, the ability to receive a ratable share of all consideration being paid, directly or indirectly, to the Selling Stockholder and/or any member of his immediate family) as set forth in the Sale Notice. If such prospective transferee is unwilling or unable to acquire all of such additional shares upon such terms, then the Selling Stockholder may elect either to cancel such proposed Transfer or to allocate the maximum number of Shares that each prospective transferee is willing to purchase among the Selling Stockholder and the Stockholders giving timely Tag-Along Notices in the proportion that each such Stockholder’s (including the Selling Stockholder’s) ownership of capital stock of the Company (calculated on an as-converted basis) bears to the total ownership of capital stock of the Company (on an as-converted basis) by the Selling Stockholder and all Stockholders giving a timely Tag-Along Notice with respect to such Transfer. For purposes of this Section 2(d), such shares will be treated as one class of stock (on an as-converted basis).

(d) Drag Along. In the event that 66-2/3% of the outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and Series C-2 Preferred Stock, voting together as a single class and not as separate series (on an as-converted basis), approve a transaction pursuant to which any person or entity not affiliated with any Series B Purchaser, Series C Purchaser, Series C-1 Purchaser or Series C-2 Purchaser will acquire 50% or more of the Common Stock (by stock purchase, merger or otherwise) or all or substantially all of the assets of the Company, each Stockholder agrees to offer to sell his or its Shares, and to sell all of his or its Shares, to such person or entity or to vote all of his or its Shares in favor of the sale of assets, as the case may be, in either case upon the terms and conditions of the transaction approved by the Board of Directors (the “Board”).

3.	Exempt Transfers.

(a) Notwithstanding the foregoing, the provisions of Sections 2(a) through 2(d) shall not apply to any Transfer or gift to the Stockholder’s ancestors, descendants or spouse, the ancestors or descendants of such Stockholder’s spouse, or to trusts for the benefit of such persons, and, for any Stockholder that is not a natural person, to any Transfer to the employees, officers and directors of such Stockholder (“Permitted Transferees”); provided that the transferee or donee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of Section 2. Such transferred Shares shall remain “Shares” hereunder, and such transferee or donee shall be treated as a “Holder” for purposes of this Agreement.

(b) Notwithstanding the foregoing, the provisions of Section 2(a) through 2(d) shall not apply to the sale or Transfer of any Shares by an Investor (i) to an affiliate of an Investor; or (ii) to any constituent partner or retired partner and member or retired member of an Investor, the estate of such a partner or member or a liquidating trust for the benefit of the partners or members of an Investor; provided that (A) the transferring Investor shall inform the other Stockholders and the Company of such sale or Transfer prior to effecting it and (B) the transferee or donee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of Section 2.

(c) Notwithstanding the foregoing, the provisions of Section 2(a) through 2(d) shall not apply to the sale of any Shares (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or thereafter under Rule 144 or otherwise; (ii) pursuant to a merger, consolidation, recapitalization or similar event; or (iii) to the Company.

4.	Voting and Board Provisions.

(a) Election of Directors. At each annual meeting of the stockholders of the Company, or at each meeting of the stockholders of the Company involving the election of directors of the Company, and at any other time at which stockholders of the Company will have the right to or will vote for or consent in writing regarding the election of directors of the Company, then and in each event, the Holders, or their respective assignees and transferees, as the case may be, shall vote all Shares in favor of the following actions:

(i) to fix and maintain the number of directors constituting the entire Board at nine (9) directors; and

(ii) to cause and maintain the election to the Board of the following:

(A) one designated representative of Schroder Ventures (who shall initially be James M. Garvey) so long as Schroder Ventures owns at least forty percent (40%) of the shares of Series B Preferred Stock and Series C Preferred Stock issued to Schroder Ventures (subject to adjustment for stock splits, stock dividends and the like);

(B) one designated representative of Advent International (who shall initially be Jason S. Fisherman, M.D.) so long as Advent International owns at least forty percent (40%) of the shares of Series B Preferred Stock and Series C Preferred Stock issued to Advent International (subject to adjustment for stock splits, stock dividends and the like);

(C) the then current Chief Executive Officer of the Company, Michael D. Kishbauch;

(D) one designated representative of Scheer Investment Holdings III, L.L.C. (“Scheer”) (who shall initially be David I. Scheer), so long as Scheer owns at least forty percent (40%) of the shares of Series B Preferred Stock issued to Scheer (subject to adjustment for stock splits, stock dividends and the like);

(E) one designated representative of SGCP (who shall initially be Chris White) so long as SGCP, together with its affiliates, continues to own at least forty percent (40%) of the shares of Series C Preferred Stock issued to SGCP (subject to adjustment for stock splits, stock dividends and the like);

(F) one designated representative of Atlas Venture (who shall initially be Jean-Francois Formela, M.D.), so long as Atlas Venture owns at least forty percent (40%) of the shares of Series B Preferred Stock and Series C Preferred Stock issued to Atlas Venture (subject to adjustment for stock splits, stock dividends and the like);

(G) one designated representative of Bear Stearns (who shall initially be Stefan Ryser, Ph.D.), so long as Bear Stearns owns at least forty percent (40%) of the shares of Series C Preferred Stock issued to Bear Stearns (subject to adjustment for stock splits, stock dividends, and the like);

(H) one person who is not an Investor (or affiliate thereof) or employee of the Company and who is approved by a majority of the persons designated pursuant to Sections 4(a)(ii)(A), (B), (C), (D), (E), (F) and (G); and

(I) one person who is not an Investor (or affiliate thereof) or employee of the Company and who is approved by a majority of the persons designated pursuant to Sections 4(a)(ii)(A), (B), (C), (D), (E), (F) and (G), which majority shall include at least one director designated pursuant to either Section 4(a)(ii)(E) or 4(a)(ii)(G) (who shall initially be Michael Grey).

The directors designated pursuant to Sections 4(a)(ii)(A), (B), (E), (F) and (G) are referred to as the Investor Directors.

(b) If shares of Series B Preferred Stock held by Scheer are converted into Series B-[x] Preferred Stock, then a majority of the Board of Directors shall be entitled to designate a representative in lieu of Scheer.

(c) Vacancies and Removal. Each director shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal. If any director designated pursuant to this Section 4 shall resign or be removed, then, subject to this Section 4, such persons or entities having the right to designate such director, as appropriate, shall designate a new director to fill the vacancy created until the next election of directors. Any director designated pursuant to this Section 4 may be removed without cause only by the persons or entities having the right to designate such director.

(d) Nominations. The Company shall, and each of the Stockholders shall cause their designate representatives on the Board to, nominate for election as directors of the Company the persons designated in accordance with Section 4(a). Such nominations shall take place at a meeting of the Board of Directors, with respect to which meeting, Gilead Sciences, Inc. shall have the right to receive at least 30 days’ notice of, be present at and participate in discussions regarding the nominations of the Stockholders, which may include the opportunity to propose particular candidates or to comment on the qualifications of other candidates.

(e) Attendance at Meetings. Each Stockholder shall attend, and vote its shares of the capital stock of the Company in accordance with this Agreement at, each annual meeting of the stockholders of the Company and each special meeting of the stockholders of the Company involving the election of directors of the Company.

(f) Expenses. The Company shall pay all reasonable expenses of the Investor Directors in connection with his or her election to and service on the Board, including the cost of their attending or otherwise participating in Board meetings or decisions.

5.	Legend.

(a) Each certificate representing Shares now or hereafter owned by the Holders or issued to any person in connection with a transfer pursuant to Section 3(a) hereto shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS’ AGREEMENT, AS AMENDED AND/OR RESTATED FROM TIME TO TIME, BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK AND OTHER SECURITIES OF THE CORPORATION. SUCH AGREEMENT ALSO CONTAINS CERTAIN VOTING AGREEMENTS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

(b) Each Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.	Miscellaneous.

(a) Conditions to Exercise of Rights. Exercise of the Stockholders’ rights under this Agreement shall be subject to and conditioned upon, and each Holder and the Company shall use its or his best efforts to assist each Stockholder in, compliance with applicable laws.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(c) Amendment. Any provision may be amended, and the observance thereof may be waived (either generally or in a particular instance), only by the written consent of (i) as to the Company, only by the Company; (ii) as to the Investors, by persons holding (A) more than sixty-six and two-thirds percent (66 2/3%) in interest of the Series A Preferred Stock, Series B Preferred Stock, Series B-[x] Preferred Stock and Series C-1 Preferred Stock held by the Investors and their assignees pursuant to Section 6(d) hereof, voting together as a single class, and (B) more than two-thirds percent (66 2/3%) in interest of the Series C Preferred Stock and Series C-2 Preferred Stock held by the Investors and their assignees pursuant to Section 6(d) hereof, voting together as a single class on an as-converted basis; and (iii) as to the Founders, by the Founders and their Permitted Transferees holding at least fifty-one percent (51%) in interest of the Shares held by Founders and their Permitted Transferees; provided that any shareholder may waive any of his or its rights hereunder without obtaining the consent of any other shareholder; provided, however, that in the event that such amendment or waiver adversely affects the obligations and/or rights of such an Investor in a different manner than the other such Investors (including the amendment of any provisions providing such Investor with the right to designate a member of the Board of Directors pursuant to Section 4(a)), such amendment or waiver shall also require the written consent of the holders of such adversely affected Investor. Any amendment or waiver effected in accordance with clauses (i), (ii), or (iii) of this paragraph shall be binding upon each Stockholder, its successors and assigns and the Company.

(d) Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon, their respective successors, assigns and legal representatives. The rights of the Investors hereunder are assignable only to a transferee permitted under Section 3 hereof.

(e) Term. This Agreement shall terminate upon the earliest of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of the Company and/or selling shareholders to the public (A) at a price per share of not less than $5.43 (adjusted for any combinations, consolidations, stock splits, or stock distributions or dividends with respect to such shares) and (B) resulting in aggregate gross proceeds to the Company of not less than $40,000,000, (ii) the closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation resulting in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company and (iii) the time at which the Investors no longer own any shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series B-[x] Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Series C-2 Preferred Stock.

(f) Ownership. Each Holder represents and warrants that he or it is the sole legal and beneficial owner of the shares subject to this Agreement and that no other person or entity has any interest in such shares.

(g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon (i) personal delivery to the party to be notified; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery; or (iv) five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified, all such notices to be sent to the address of the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.

(h) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

(j) Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement.

(k) Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the other Stockholders if a Stockholder fails to comply with the provisions of this Agreement and that in the event of any such failure, the other Stockholders will not have an adequate remedy at law. The other Stockholders shall, therefore, be entitled to obtain specific performance of such defaulting Stockholder’s obligations hereunder and to obtain immediate injunctive relief. Such defaulting Stockholder shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the other Stockholders have an adequate remedy at law.

(l) Additional Purchasers. Persons or entities that, after the date hereof, purchase Series C-2 Preferred Stock pursuant to the Stock Purchase Agreement and become “Additional Purchasers” thereunder may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed “Investors”, “Series C-2 Purchasers” and/or “Stockholders” for all purposes of this Agreement.

(m) Restricted Stock Agreements. The Founders and Common Stockholders who are parties to Restricted Stock Agreements and Restricted Stock Purchase Agreements with the Company hereby agree that to the extent any provisions of such agreements conflict with the provisions of this Agreement, the provisions of this Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Stockholders’ Agreement as of the day and year first above written. This Third Amended and Restated Stockholders’ Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Third Amended and Restated Stockholders’ Agreement by signing any such counterpart.

COMPANY:

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Michael D. Kishbauch
Name:	Michael D. Kishbauch
Title:	President and Chief Executive Officer

Address:	300 George Street
New Haven, CT 06511

INVESTORS:

OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

By:	OAK ASSOCIATES VIII, LLC Its General Partner

By:
Name:
Title:	Member

Address:	One Gorham Island Westport, CT 06880

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

Signature Page to Third Amended and Restated Stockholders’ Agreement

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS L.P.

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

Signature Page to Third Amended and Restated Stockholders’ Agreement

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II GROUP CO-INVESTMENT SCHEME

By:	SITCO NOMINEES LTD. - VC 01903 Its Nominee

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INVESTMENTS LIMITED

By:	SV (NOMINEES) LIMITED, Its Nominee

By:	/s/ Chris Cochrane
Name:	Chris Cochrane
Title:	Alternate to Laurence S. Mc. Nacrw Director

Address:	P. O. 255, Trafalgar Court Lesbenques Avenue, St. peter Port Guernsey, Channel Islands

SCHEER INVESTMENT HOLDINGS III, L.L.C.,

By:	/s/ David I. Scheer
Name:	David I. Scheer
Title:	Managing Member

Address:	c/o Scheer & Company, Inc. 250 West Main Street Branford, CT 06405

Signature Page to Third Amended and Restated Stockholders’ Agreement

YALE UNIVERSITY

By:
Name:	E. Jonathan Soderstrom
Title:	Managing Director

Address:	Office of Cooperative Research Yale University 155 Whitney Ave., Room 210 New Haven, CT 06520

BARBARA PIETTE

By:	/s/ Barbara Piette
Name:	Barbara Piette

Address:	8 Gracewood Park Cambridge, MA 02138

CONNECTICUT EMERGING ENTERPRISES, L.P.

By:	Emerging Enterprises Management LLC Its General Partner

	By:	Connecticut Innovations, Incorporated Its Sole Member

	By:	/s/ Arnold B. Brandyberry
	Name:	Arnold B. Brandyberry
	Title:	Executive Vice President and COO

	Address:	999 West Street Rock Hill, CT 06067

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ Arnold B. Brandyberry
Name:	Arnold B. Brandyberry
Title:	Executive Vice President and COO

Address:	999 West Street Rocky Hill, CT 06067

Signature Page to Third Amended and Restated Stockholders’ Agreement

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Vice President

Address:	75 State Street Boston, MA 02109

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Vice President

Address:	75 State Street Boston, MA 02109

ADVENT HEALTH CARE AND LIFE SCIENCES II LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL LIMITED PARTNERSHIP Its General Partner

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Vice President

Address:	75 State Street Boston, MA 02109

Signature Page to Third Amended and Restated Stockholders’ Agreement

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	AVENT HEALTH CARE AND LIFE SCIENCES II VERWALTUNGS GMBH, Its General Partner

By:	ADVENT INTERNATIONAL LIMITED PARTNERSHIP, Its Managing General Partner

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Vice President

Address:	75 State Street Boston, MA 02109

Signature Page to Third Amended and Restated Stockholders’ Agreement

ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

ATLAS VENTURE FUND V, L.P.

ATLAS VENTURE PARALLEL FUND V-A, C.V.

By:	ATLAS VENTURE ASSOCIATES V, L.P., Their General Partner

By:	ATLAS VENTURE ASSOCIATES V, INC., Its General Partner

By:	/s/ Jean Francois Formela
Name:
Title:	V.P.

Address:	890 Winter Street, Suite 320 Waltham, MA 02451-1470

SGC PARTNERS I LLC

By:	/s/ Christopher A. White
Name:	Christopher A. White
Title:	Director

Address:	1221 Avenue of the Americas New York, NY 10020

SG COWEN VENTURES I, L.P.

By:	Société Générale Investment Corporation Its General Partner

By:	/s/ David M. Malcolm
Name:	David M. Malcolm
Title:	President

Address:	1221 Avenue of the Americas New York, NY 10020

Signature Page to Third Amended and Restated Stockholders’ Agreement

STELIOS PAPADOPOULOS

By:	/s/ Stelios Papadopoulos
Name:	Stelios Papadopoulos

Address:	3 Somerset Drive South Great Neck, NY 11020

BEAR STEARNS HEALTH INNOVENTURES, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BEAR STEARNS HEALTH INNOVENTURES OFFSHORE, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BSHI MEMBERS, L.L.C.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

Signature Page to Third Amended and Restated Stockholders’ Agreement

BEAR STEARNS HEALTH INNOVENTURES EMPLOYEE FUND, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BX, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

OAKWOOD MEDICAL INVESTORS III (QP), L.L.C.

Oakwood Medical Management III, L.L.C., its Manager

By:
Name:	Raul E. Perez, M.D.
Title:	President

Address:
Raul E. Perez, M.D., President
Oakwood Medical Investors
439 Kirkwood Road, Suite 208
St. Louis, Missouri 63122

OAKWOOD MEDICAL INVESTORS III, L.L.C.

Oakwood Medical Management III, L.L.C., its Manager

By:
Name:	Raul E. Perez, M.D.
Title:	President

Address:
Raul E. Perez, M.D., President
Oakwood Medical Investors
439 Kirkwood Road, Suite 208
St. Louis, Missouri 63122

Signature Page to Third Amended and Restated Stockholders’ Agreement

COMMUNITY INVESTMENT PARTNERS IV L.P., LLLP

CIP Management L.P., LLLP, its managing general partner

By:
Daniel A. Burkhardt, chairman of CIP Management, Inc., managing general partner of CIP Management L.P., LLLP

Address:
Community Investment Partners IV L.P., LLLP
Daniel A. Burkhardt
c/o CIP Management L.P., LLLP
The Jones Financial Companies, L.L.L.P.
12555 Manchester Road
St. Louis, Missouri 63131

WEBSTER FINANCIAL CORPORATION

By:
Name:
Title:

Address:

CRESTWOOD CAPITAL INTERNATIONAL, LTD.

By:
Name:
Title:

Address:	230 Park Avenue, 13th Fl. New York, NY 10169

Signature Page to Third Amended and Restated Stockholders’ Agreement

CRESTWOOD CAPITAL PARTNERS, L.P.

By:
Name:
Title:

Address:	230 Park Avenue, 13th Fl. New York, NY 10169

CRESTWOOD CAPITAL PARTNERS II, L.P.

By:
Name:
Title:

Address:	230 Park Avenue, 13th Fl. New York, NY 10169

BRIDGEWOOD CAPITAL PARTNERS, L.P.

By:
Name:
Title:

Address:	230 Park Avenue, 13th Fl. New York, NY 10169

H&D INVESTMENTS 2001

By:
Name:
Title:

Address:	60 State Street Boston, MA 02109

Signature Page to Third Amended and Restated Stockholders’ Agreement

KBL HEALTHCARE, L.P.

By:	/s/
Name:
Title:

Address:	645 Madison Avenue, 14th Fl. New York, NY 10022

KBL PARTNERSHIP, L.P.

By:	/s/
Name:
Title:

Address:	645 Madison Avenue, 14th Fl. New York, NY 10022

PGE INVESTMENTS 2002, LLC

By:
Name:
Title:

Address:	Four Maritime Plaza San Francisco, CA 94111

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

Address:	401 Merritt 7, 2nd Fl. Norwalk, CT 06856

Signature Page to Third Amended and Restated Stockholders’ Agreement

JONAS V. ALSENAS

By:
Name:	Jonas V. Alsenas

Address:	2 Top Gallant Road Stamford, CT 06902

BARBARA A. PIETTE

By:
Name:	Barbara A. Piette

Address:	8 Gracewood Park Cambridge, MA 02138

CHRISTOPHER A. WHITE

By:	/s/ Christopher A. White
Name:	Christopher A White

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

PETER REIKES

By:	/s/ Peter Reikes
Name:	Peter Reikes

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

Signature Page to Third Amended and Restated Stockholders’ Agreement

DAVID M. MALCOLM

By:	/s/ David M. Malcolm
Name:	David M. Malcolm

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

KIM FENNEBRESQUE

By:	/s/ Kim Fennebresque
Name:	Kim Fennebresque

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

Signature Page to Third Amended and Restated Stockholders’ Agreement

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan
Name:	John F. Milligan, Ph. D
Title:	Executive Vice President and CFO

Address:

FOUNDERS:

WILLIAM G. RICE, PH.D.

By:	/s/ William G. Rice
Name:	William G. Rice, Ph.D.

Address:	13601 Nagales Drive Del Mar, CA USA 92014

YALE UNIVERSITY

By:
Name:
Title:	Managing Director

Address:	Office of Cooperative Research Yale University
155 Whitney Ave., Room 210
New Haven, CT 06520

SCHEER INVESTMENT HOLDINGS III, L.LC.

By:	/s/ David I. Scheer
Name:	David I. Scheer
Title:	Managing Member

Address:	c/o Scheer & Company, Inc.
250 West Main Street
Branford, CT 06405

Signature Page to Third Amended and Restated Stockholders’ Agreement

STEPHEN K. CARTER, M.D.

By:
Name:	Stephen K. Carter, M.D.

Address:

VION PHARMACEUTICALS, INC.

By:
Name:
Title:

Address:

MARC WORTMAN

By:
Name:	Marc Wortman

Address:

RANDALL B. MURPHY, PH.D.

By:
Name:	Randall B. Murphy, Ph.D.

Address:

UNIVERSITY OF GEORGIA RESEARCH FOUNDATION

By:
Name:
Title:

Address:

Signature Page to Third Amended and Restated Stockholders’ Agreement

CHUNG K. CHU, PH.D.

By:
Name:	Chung K. Chu, Ph.D.

Address:

OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

By:	OAK ASSOCIATES VIII, LLC Its General Partner

By:
Name:
Title:	Member

Address:	One Gorham Island Westport, CT 06880

OAK VII AFFILIATES FUND, LIMITED PARTNERSHIP

By:
Name:
Title:

Address:

JEROME BIRNBAUM, PH.D.

By:
Name:	Jerome Birnbaum, Ph.D.

Address:

Signature Page to Third Amended and Restated Stockholders’ Agreement

COMMON STOCKHOLDERS:

Lisa M. Dunkle, M.D.

Yung Chi Cheng

Signature Page to Third Amended and Restated Stockholders’ Agreement